FINANCIAL STATEMENTS

Separate Account VUL of Integrity Life Insurance Company
Year Ended December 31, 2023
With Report of Independent Registered Public
Accounting Firm

Separate Account VUL
of
Integrity Life Insurance Company

Financial Statements

Year Ended December 31, 2023

Report of Independent Registered Public Accounting Firm
The Board of Directors of Integrity Life Insurance Company and
The Contract Owners of Separate Account VUL of Integrity Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Separate Account VUL of Integrity Life Insurance Company (the Separate Account), as of December 31, 2023, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1993.
Cincinnati, Ohio
April 17, 2024

1

Appendix A
Subaccounts comprising Separate Account VUL of Integrity Life Insurance Company

EQ Advisors Trust	EQ Premier VIP Trust
Class 1A:	Class A:
EQ/Common Stock Index	EQ/Moderate Allocation
EQ/International Equity Index	EQ/Core Plus Bond
EQ/Money Market
Multimanager Aggressive Equity

2

Separate Account VUL of Integrity Life Insurance Company

Statement of Assets and Liabilities

December 31, 2023

	EQ/ Common Stock Index -	EQ/ Money Market -	EQ/Moderate Allocation -	Multimanager Aggressive Equity -	EQ/ Core Plus Bond -	EQ/ International Equity Index -
	Class 1A	Class 1A	Class A	Class 1A	Class A	Class 1A

Assets
Investments at fair value	$4,860,596	$33,873	$1,053,395	$930,325	$33,811	$337,279

Liabilities
Receivable from (payable to) the general account of Integrity	(2)	—	—	2	2	(3)

Net assets	$4,860,594	$33,873	$1,053,395	$930,327	$33,813	$337,276

Unit value	$2,670.87	$247.32	$834.25	$2,195.96	$388.39	$694.45

Units outstanding	1,820	137	1,263	424	87	486

See accompanying notes.
3

Separate Account VUL of Integrity Life Insurance Company

Statement of Operations

Year Ended December 31, 2023

	EQ/ Common Stock Index -	EQ/ Money Market -	EQ/Moderate Allocation -	Multimanager Aggressive Equity -	EQ/ Core Plus Bond -	EQ/ International Equity Index -
	Class 1A	Class 1A	Class A	Class 1A	Class A	Class 1A

Investment income
Reinvested Dividends	$50,402	$1,499	$19,451	$3,145	$776	$9,159
Realized Gain on Distributions	187,521	—	21,965	19,270	—	—
Expenses
Mortality and expense risk charges	27,638	207	6,073	6,178	198	2,068
Net investment income (loss)	210,285	1,292	35,343	16,237	578	7,091

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on sales of investments	143,255	2	(29,831)	86,848	(273)	(122)
Change in net unrealized appreciation
(depreciation) during the year	651,976	(2)	107,434	219,230	966	50,237
Net realized and unrealized gain (loss)
on investments	795,231	—	77,603	306,078	693	50,115

Net increase (decrease) in net assets
resulting from operations	$1,005,516	$1,292	$112,946	$322,315	$1,271	$57,206

See accompanying notes.
4

Separate Account VUL of Integrity Life Insurance Company

Statements of Changes in Net Assets

Year Ended December 31, 2023

	EQ/ Common Stock Index -	EQ/ Money Market -	EQ/Moderate Allocation -	Multimanager Aggressive Equity -	EQ/ Core Plus Bond -	EQ/ International Equity Index -
	Class 1A	Class 1A	Class A	Class 1A	Class A	Class 1A

Increase (decrease) in net assets from operations
Net investment income (loss)	$210,285	$1,292	$35,343	$16,237	$578	$7,091
Net realized gain (loss) on sales of investments	143,255	2	(29,831)	86,848	(273)	(122)
Change in net unrealized appreciation (depreciation) during the year	651,976	(2)	107,434	219,230	966	50,237
Net increase (decrease) in net assets resulting from operations	1,005,516	1,292	112,946	322,315	1,271	57,206

Increase (decrease) in net assets from contract related transactions
Contributions from contract owners	$60,030	$5,402	$41,400	$29,846	$1,066	$10,604
Contract terminations and benefits	(50,659)	(6)	(33,374)	(34,181)	(7)	(4,077)
Net contract loan activity	203	(62)	1,315	(610)	54	55
Net transfers among investment divisions	(189,668)	—	(335)	(243,725)	3	(21,693)
Contract maintenance charges	(175,612)	(7,761)	(75,428)	(56,652)	(2,101)	(32,285)
Net increase (decrease) in net assets from contract related transactions	(355,706)	(2,427)	(66,422)	(305,322)	(985)	(47,396)
Increase (decrease) in net assets	649,810	(1,135)	46,524	16,993	286	9,810

Net assets, beginning of year	4,210,784	35,008	1,006,871	913,334	33,527	327,466

Net assets, end of year	$4,860,594	$33,873	$1,053,395	$930,327	$33,813	$337,276

Unit transactions
Units purchased	20	21	32	9	3	12
Units redeemed	(161)	(31)	(117)	(157)	(6)	(84)
Net increase (decrease) in units	(141)	(10)	(85)	(148)	(3)	(72)

See accompanying notes.
5

Separate Account VUL of Integrity Life Insurance Company

Statements of Changes in Net Assets

Year Ended December 31, 2022

	EQ/ Common Stock Index -	EQ/ Money Market -	EQ/Moderate Allocation -	Multimanager Aggressive Equity -	EQ/ Core Plus Bond -	EQ/ International Equity Index -
	Class 1A	Class 1A	Class A	Class 1A	Class A	Class 1A

Increase (decrease) in net assets from operations
Net investment income (loss)	$256,196	$166	$88,723	$129,080	$625	$6,014
Net realized gain (loss) on sales of investments	415,251	2	(32,487)	52,809	(2,092)	(8,906)
Change in net unrealized appreciation (depreciation) during the year	(1,741,873)	(2)	(257,665)	(648,533)	(5,201)	(51,037)
Net increase (decrease) in net assets resulting from operations	(1,070,426)	166	(201,429)	(466,644)	(6,668)	(53,929)

Increase (decrease) in net assets from contract related transactions
Contributions from contract owners	$70,755	$3,781	$47,895	$34,656	$1,114	$12,147
Contract terminations and benefits	(97,775)	(234)	(77,240)	(61,024)	(9,298)	(27,827)
Net contract loan activity	(38,660)	(68)	23,277	4,499	(95)	(111)
Net transfers among investment divisions	31,334	—	(3,271)	(8,746)	197	(1,593)
Contract maintenance charges	(185,483)	(7,099)	(71,223)	(59,452)	(2,149)	(25,036)
Net increase (decrease) in net assets from contract related transactions	(219,829)	(3,620)	(80,562)	(90,067)	(10,231)	(42,420)
Increase (decrease) in net assets	$(1,290,255)	(3,454)	(281,991)	(556,711)	(16,899)	(96,349)

Net assets, beginning of year	5,501,039	38,462	1,288,862	1,470,045	50,426	423,815

Net assets, end of year	$4,210,784	$35,008	$1,006,871	$913,334	$33,527	$327,466

Unit transactions
Units purchased	533	15	98	24	30	32
Units redeemed	(623)	(30)	(200)	(73)	(57)	(106)
Net increase (decrease) in units	(90)	(15)	(102)	(49)	(27)	(74)

See accompanying notes.
6

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements

December 31, 2023

1. Organization and Nature of Operations

Integrity Life Insurance Company Separate Account VUL (“the “Separate Account”) is a unit investment trust registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), established by the Integrity Life Insurance Company (the “Company”), a life insurance company, that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account was established on July 24, 1985 for the purpose of issuing variable life insurance policies (“policies”). Variable life insurance policies have not been offered by the Company since 1990, but policies are still outstanding. Net premiums may be received under existing policies.

Policyholders may allocate or transfer their account values to one or more of the Separate Account’s subaccounts or to a guaranteed interest division provided by Integrity, or both. Four subaccounts invest in shares of the corresponding portfolios of EQ Advisors Trust (“EQAT”). The other two subaccounts invest in shares of the corresponding portfolios of EQ Premier VIP Trust (“EQPVT”). Both EQAT and EQPVT are mutual funds managed by AXA Equitable Life Insurance Company through its AXA Funds Management Group unit.

Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

EQ Advisors Trust	EQ Premier VIP Trust
Class 1A:	Class A:
EQ/Common Stock Index	EQ/Core Plus Bond
EQ/International Equity Index	EQ/Moderate Allocation
EQ/Money Market
Multimanager Aggressive Equity

The statement of operations for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2023. The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2023 and December 31, 2022.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct.

7

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of EQAT and EQPVT are valued at fair value as determined by the closing net asset values of the respective portfolios at December 31, 2023. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Capital gain distributions from the Underlying Funds are included in the realized gain distributions line on the Statements of Operations. Dividends from the Underlying Funds are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

Share transactions are recorded on the trade date. Realized gains and losses on sales of EQAT and EQPVT shares are determined using the specific identification method.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of

8

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)
the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

Unit Value
Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.
Taxes
Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, the Company has the right to charge the Separate Account for any federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

Use of Estimates
The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated subsequent events though the issuance of these financial statements and determined that no additional disclosures are required.
9

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments

The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2023 and the cost of investments held at December 31, 2023, for each subaccount, were as follows:

Subaccount	Purchases	Sales	Cost
EQ/ Common Stock Index	$285,807	$(431,227)	$3,897,332
EQ/ Money Market	6,693	(7,827)	33,879
EQ/ Moderate Allocation	66,420	(97,500)	1,252,994
Multimanager Aggressive Equity	39,218	(328,303)	790,844
EQ/ Core Plus Bond	1,979	(2,387)	36,029
EQ/ International Equity Index	16,851	(57,156)	323,439
10

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

4. Expenses

The Company assumes mortality and expense risks related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 0.60% of policyholders’ net assets to cover these risks. These expenses are deducted on a daily basis.

The Company makes deductions for administrative expenses and state premium taxes from premiums before amounts are allocated to the Separate Account.

5. Financial Highlights

A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

*** Expense ratio amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**** Total return amounts represent the total return for the periods indicated, including changes in the fair value of the Underlying Fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Subaccounts with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
11

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2023
Subaccount	Units	Unit Value	Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
EQ/ Common Stock Index	1,820	$2,670.87	$4,861	1.09%	0.60%	24.38%
EQ/ Money Market	137	247.32	34	4.36%	0.60%	3.82%
EQ/ Moderate Allocation	1,263	834.25	1,053	1.92%	0.60%	11.68%
Multimanager Aggressive Equity	424	2,195.96	930	0.31%	0.60%	37.47%
EQ/ Core Plus Bond	87	388.39	34	2.35%	0.60%	3.90%
EQ/ International Equity Index	486	694.45	337	2.66%	0.60%	18.35%

For Year Ended 2022
Subaccount	Units	Unit Value	Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
EQ/ Common Stock Index	1,961	$2,147.28	$4,211	0.77%	0.60%	(19.95)%
EQ/ Money Market	147	238.21	35	1.06%	0.60%	0.49%
EQ/ Moderate Allocation	1,348	747.01	1,007	1.23%	0.60%	(15.97)%
Multimanager Aggressive Equity	572	1,597.41	913	—%	0.60%	(32.56)%
EQ/ Core Plus Bond	90	373.81	34	1.99%	0.60%	(13.46)%
EQ/ International Equity Index	558	586.78	327	2.34%	0.60%	(12.44)%

For Year Ended 2021
Subaccount	Units	Unit Value	Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
EQ/ Common Stock Index	2,051	$2,682.49	$5,501	0.69%	0.60%	24.18%
EQ/ Money Market	162	237.04	38	—%	0.60%	(0.42)%
EQ/ Moderate Allocation	1,450	889.01	1,289	2.57%	0.60%	7.77%
Multimanager Aggressive Equity	621	2,368.59	1,470	—%	0.60%	19.78%
EQ/ Core Plus Bond	117	431.93	50	1.26%	0.60%	(2.27)%
EQ/ International Equity Index	632	670.11	424	3.14%	0.60%	10.28%

12

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020
Subaccount	Units	Unit Value	Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
EQ/ Common Stock Index	2,211	$2,160.18	$4,775	1.13%	0.60%	19.05%
EQ/ Money Market	159	238.03	38	0.21%	0.60%	(0.40)%
EQ/ Moderate Allocation	1,523	824.94	1,256	2.18%	0.60%	10.59%
Multimanager Aggressive Equity	694	1,977.45	1,373	—%	0.60%	37.99%
EQ/ Core Plus Bond	130	441.97	57	2.06%	0.60%	14.17%
EQ/ International Equity Index	656	607.64	399	1.93%	0.60%	3.21%

For Year Ended 2019
Subaccount	Units	Unit Value	Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
EQ/ Common Stock Index	2,338	$1,814.47	$4,241	1.40%	0.60%	29.45%
EQ/ Money Market	200	238.98	48	1.52%	0.60%	0.90%
EQ/ Moderate Allocation	1,620	745.92	1,208	1.53%	0.60%	14.84%
Multimanager Aggressive Equity	757	1,433.09	1,085	0.74%	0.60%	32.55%
EQ/ Core Plus Bond	139	387.10	54	2.07%	0.60%	6.27%
EQ/ International Equity Index	704	588.75	415	2.82%	0.60%	21.41%
13

STATUTORY-BASIS FINANCIAL STATEMENTS

Integrity Life Insurance Company
Years Ended December 31, 2023, 2022 and 2021
With Report of Independent Auditors

Integrity Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

The Board of Directors
Integrity Life Insurance Company
Opinion
We have audited the statutory-basis financial statements of Integrity Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2023 and 2022, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2023, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for the three years ended December 31, 2023, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and 2022, or the results of its operations or its cash flows for the three years ended December 31, 2023.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described
1

in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young, LLP

April 17, 2024

3

Integrity Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2023	2022
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$4,535,024	$5,052,212
Preferred and common stocks	622,461	606,654
Investment in common stock of subsidiary	473,316	359,182
Mortgage loans	941,471	957,269
Policy loans	93,321	96,160
Derivatives	85,289	47,599
Cash, cash equivalents and short-term investments	42,592	32,458
Receivable for securities	3,307	827
Securities lending reinvested collateral assets	1,338	7,737
Other invested assets	376,242	326,057
Total cash and invested assets	7,174,361	7,486,155

Investment income due and accrued	47,878	49,951
Net deferred income tax asset	19,048	28,482
Amounts receivable on reinsurance contracts	1,818	4,994
Other admitted assets	16,201	2,548
Separate account assets	1,797,874	1,805,085
Total admitted assets	$9,057,180	$9,377,215

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$4,686,205	$5,013,150
Liability for deposit-type contracts	898,950	941,908
Policy and contract claims	243	264
Total policy and contract liabilities	5,585,398	5,955,322

General expense due and accrued	220	217
Current federal income taxes payable to parent	1,001	1,294
Transfer to (from) separate accounts due and accrued, net	(65,452)	2,845
Asset valuation reserve	191,049	123,263
Amounts payable on reinsurance contracts	1,750	5,283
Other liabilities	59,086	56,502
Derivatives	41,118	13,704
Payable for securities lending	117,642	117,925
Separate account liabilities	1,797,874	1,805,085
Total liabilities	7,729,686	8,081,440

Capital and surplus:
Common stock, $2 par value, authorized 1,500 shares, issued and outstanding 1,500 shares	3,000	3,000
Paid-in surplus	908,164	908,164
Accumulated surplus	416,330	384,611
Total capital and surplus	1,327,494	1,295,775
Total liabilities and capital and surplus	$9,057,180	$9,377,215
See accompanying notes.

4

Integrity Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2023	2022	2021
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$429,933	$517,963	$373,246
Net investment income	306,303	222,418	277,407
Considerations for supplementary contracts with life contingencies	4,292	4,452	7,998
Amortization of the interest maintenance reserve	(2,099)	3,501	4,926
Reserve adjustments on reinsurance ceded	(628)	351	51
Fees from management of separate accounts	16,331	16,772	19,249
Other revenues	2,721	3,441	2,853
Total premiums and other revenues	756,853	768,898	685,730

Benefits paid or provided:
Death benefits	14,702	17,404	17,298
Annuity benefits	337,406	319,320	331,926
Surrender benefits	781,195	485,167	329,065
Payments on supplementary contracts with life contingencies	8,807	9,268	8,006
Increase (decrease) in policy reserves and other policyholders’ funds	(286,806)	(31,832)	75,780
Total benefits paid or provided	855,304	799,327	762,075

Insurance expenses and other deductions:
Commissions	24,751	30,507	23,663
Commissions and expenses on reinsurance assumed	12	12	12
General expenses	44,285	48,655	46,895
Net transfers to (from) separate accounts	(228,330)	(105,972)	(182,319)
Other deductions	11,730	4,544	1,914
Total insurance expenses and other deductions	(147,552)	(22,254)	(109,835)

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	49,101	(8,175)	33,490
Federal income tax expense (benefit), excluding tax on capital gains	12,736	(3,077)	5,258
Gain (loss) from operations before net realized capital gains (losses)	36,365	(5,098)	28,232
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(8,355)	10,575	23,186
Net income (loss)	$28,010	$5,477	$51,418
See accompanying notes.

5

Integrity Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2021	$3,000	$908,164	$391,134	$1,302,298
Net income (loss)	—	—	51,418	51,418
Change in net deferred income tax	—	—	5,457	5,457
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $21,561)	—	—	163,754	163,754
Net change in nonadmitted assets and related items	—	—	213	213
Change in asset valuation reserve	—	—	(32,741)	(32,741)
Prior year reserve correction	—	—	(8,965)	(8,965)
Balance, December 31, 2021	3,000	908,164	570,270	1,481,434
Net income (loss)	—	—	5,477	5,477
Change in net deferred income tax	—	—	3,414	3,414
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($28,904))	—	—	(175,849)	(175,849)
Net change in nonadmitted assets and related items	—	—	(10,224)	(10,224)
Change in asset valuation reserve	—	—	71,542	71,542
Change in surplus in separate accounts	—	—	(19)	(19)
Dividends to stockholder	—	—	(80,000)	(80,000)
Balance, December 31, 2022	3,000	908,164	384,611	1,295,775
Net income (loss)	—	—	28,010	28,010
Change in net deferred income tax	—	—	6,817	6,817
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $17,222)	—	—	178,950	178,950
Net change in nonadmitted assets and related items	—	—	10,758	10,758
Change in asset valuation reserve	—	—	(67,786)	(67,786)
Change in surplus in separate accounts	—	—	(30)	(30)
Dividends to stockholder	—	—	(125,000)	(125,000)
Balance, December 31, 2023	$3,000	$908,164	$416,330	$1,327,494
See accompanying notes.

6

Integrity Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2023	2022	2021
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$435,927	$527,697	$381,244
Net investment income received	308,574	283,616	274,756
Benefits paid	(1,185,289)	(859,176)	(701,603)
Net transfers from (to) separate accounts	165,931	134,835	185,411
Commissions and expense paid	(78,391)	(83,180)	(72,055)
Federal income taxes recovered (paid)	(12,167)	(828)	(28,889)
Other, net	19,372	19,680	22,092
Net cash from (for) operations	(346,043)	22,644	60,956

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	1,007,304	1,188,851	1,259,454
Preferred and common stocks	66,878	177,947	178,558
Mortgage loans	72,110	32,211	41,684
Other invested assets	14,813	20,608	40,469
Net gains (losses) on cash, cash equivalents and short-term investments	3	1	54
Miscellaneous proceeds	6,400	2,697	8,770
Net proceeds from investments sold, matured or repaid	1,167,508	1,422,315	1,528,989

Cost of investments acquired:
Debt securities	(532,727)	(1,059,792)	(1,197,497)
Preferred and common stocks	(55,763)	(142,495)	(220,373)
Mortgage loans	(56,312)	(240,941)	(136,829)
Other invested assets	(34,640)	(43,132)	(31,057)
Miscellaneous applications	(40,746)	(37,870)	(9,649)
Total cost of investments acquired	(720,188)	(1,524,230)	(1,595,405)

Net change in policy and other loans	2,838	6,108	5,194
Net cash from (for) investments	450,158	(95,807)	(61,222)

Financing and miscellaneous activities
Net deposits on deposit-type contract funds and other insurance liabilities	(42,958)	22,515	(87,287)
Dividends to stockholder	(75,000)	(80,000)	—
Other cash provided (applied)	23,977	24,138	(11,157)
Net cash from (for) financing and miscellaneous sources	(93,981)	(33,347)	(98,444)

Net change in cash, cash equivalents and short-term investments	10,134	(106,510)	(98,710)
Cash, cash equivalents and short-term investments:
Beginning of year	32,458	138,968	237,678
End of year	$42,592	$32,458	$138,968

Cash flow information for noncash transactions:
Dividend to The Western and Southern Life Insurance Company in the form of common stock	$(50,000)	$—	$—

See accompanying notes.

7

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

1. Nature of Operations and Significant Accounting Policies
Integrity Life Insurance Company (the Company) is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern). The Company, domiciled in the state of Ohio and currently licensed in 49 states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products. For the year ended December 31, 2023, approximately 61.7% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Michigan, New Jersey, Ohio, Pennsylvania, and Texas.
The Company’s wholly-owned insurance subsidiary, National Integrity Life Insurance Company (National Integrity), is currently licensed in eight states and the District of Columbia and distributes similar products, principally in the state of New York. Fort Washington Investment Advisors, Inc. (Fort Washington), a registered investment adviser, is a nonlife insurance subsidiary of Western and Southern and is the investment manager for the Company.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. Ohio Administrative Code 3901-1-67, Alternative derivative and reserve accounting practices - Section A (OAC 3901-1-67) allows the Company to follow a prescribed practice related to its derivative instruments purchased to hedge indexed products. The Company elected to adopt this practice effective January 1, 2021. In accordance with the practice, the Company has included changes in, and settlement of, eligible derivatives in net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively. In 2023, the net income of the Company was $28.0 million, which is $15.1 million higher than the $12.9 million of net income that would have been reported under NAIC SAP. In 2022, the net income of the Company was $5.5 million, which is $(40.9) million less than the $46.4 million of net income that would have been reported under NAIC SAP. There was no impact to the Company's capital and surplus in either period.
These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
8

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
9

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiary
The accounts and operations of the Company’s subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally certain receivables balances), and other assets not specifically identified as an admitted asset within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated deficit. Under GAAP, such assets are included in the balance sheets.
10

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
11

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $1,313.9 million and $1,116.4 million as of December 31, 2023 and 2022, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB) and collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2023 and 2022, the Company owned $35.8 million and $38.5 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
12

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiary is reported at its underlying statutory equity. The net change in the subsidiary’s equity is included in capital and surplus.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
13

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Policy Reserves
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula as prescribed by the NAIC. Tabular interest on funds not involving life contingencies was derived from basic data.
The Company's variable annuities are reserved under VM-21. Policies reserved under VM-21 are based on principle-based policyholder and asset assumptions with margins and floored at cash values.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
14

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The change in reserves for modified coinsurance contracts is recorded on the reserve adjustments on reinsurance ceded line in the statements of operations.
Securities Lending
At December 31, 2023, the Company has loaned $114.3 million and $15.9 million (fair value) in the general and separate account, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. At December 31, 2022, the Company has loaned $114.8 million and $14.7 million (fair value) in the general and separate account, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2023 and 2022, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $131.3 million and $124.0 million at December 31, 2023 and 2022, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2023 and 2022, collateral managed by an unaffiliated agent, which approximated $1.3 million and $7.7 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2023, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2023 and 2022, the fair value of the total collateral is $132.6 million and $131.7 million, respectively.
15

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The aggregate collateral broken out by maturity date is as follows at December 31, 2023:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	62,065	62,064
31 to 60 days	4,183	4,183
61 to 90 days	2,291	2,290
91 to 120 days	689	690
121 to 180 days	3,754	3,758
181 to 365 days	4,397	4,394
1 to 2 years	21,453	21,479
2 to 3 years	1,667	1,667
Greater than 3 years	32,057	32,057
Total collateral	$132,556	$132,582
At December 31, 2023, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $133.8 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
There is no difference in the policy and procedures for the separate account. In addition, collateral for separate account securities lent is held in the general account with a corresponding payable and receivable between the general and separate accounts. The corresponding payable and receivable is included in the due to/from general account/separate account line on the balance sheets and was $16.2 million and $14.9 million at December 31, 2023 and 2022, respectively.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
16

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable annuity contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.
Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
In 2023, the Statutory Accounting Principles Working Group issued INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve that allows for admission of IMR in a net asset position, which was previously non-admitted, if certain criteria are met. The amount allowed to be admitted is limited to 10% of an entity's adjusted capital and surplus. Having adopted this interpretation, the Company has admitted $12.9 million of general account IMR assets and $6.4 million of separate account IMR assets.
There were no significant accounting changes in 2022.
Effective January 1, 2021, the Company adopted a prescribed practice impacting the treatment of derivatives in the Statements of Operations and Statements of Capital and Surplus. Further detail can be found in the Basis of Presentation section of Note 1 and the Derivative Investments section of Note 2.
Effective January 1, 2021, the Company determined that its reserves related to a fixed indexed annuity product were understated due to an error in certain policies containing reserves for life riders. The
17

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Company has recorded a reserve correction in the amount of $9.0 million as a decrease directly to surplus through the Prior Year Reserve Correction line on the Statements of Changes in Capital and Surplus.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 17, 2024.

18

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$54,457	$497	$(561)	$54,393
Debt securities issued by states of the U.S. and political subdivisions of the states	9,042	179	(135)	9,086
Non-U.S. government securities	45,311	53	(8,053)	37,311
Corporate securities	2,624,543	40,244	(164,047)	2,500,740
Commercial mortgage-backed securities	589,009	2,378	(39,831)	551,556
Residential mortgage-backed securities	326,530	2,989	(31,436)	298,083
Asset-backed securities	886,132	5,410	(40,801)	850,741
Total	$4,535,024	$51,750	$(284,864)	$4,301,910

At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$51,178	$4	$(2,319)	$48,863
Debt securities issued by states of the U.S. and political subdivisions of the states	17,201	198	(807)	16,592
Non-U.S. government securities	53,093	119	(11,112)	42,100
Corporate securities	2,950,409	22,468	(271,170)	2,701,707
Commercial mortgage-backed securities	717,856	1,346	(48,087)	671,115
Residential mortgage-backed securities	345,292	2,880	(36,508)	311,664
Asset-backed securities	917,183	1,837	(67,227)	851,793
Total	$5,052,212	$28,852	$(437,230)	$4,643,834
At December 31, 2023 and 2022, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $326.4 million and $389.5 million, respectively, with an aggregate fair value of $300.5 million and $336.5 million, respectively. As of December 31, 2023 and 2022, such holdings amount to 7.2% and 7.7%, respectively, of the Company’s investments in debt securities and 3.6% and 4.2%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
19

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Unrealized gains and losses on investments in unaffiliated common stocks and common stock of subsidiary are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
Preferred stocks	$22,607	$3	$(520)	$22,090

Common stocks, unaffiliated	$447,020	$159,473	$(6,295)	$600,198
Common stocks, mutual funds	125	48	—	173
Common stocks, subsidiary	228,982	244,334	—	473,316
	$676,127	$403,855	$(6,295)	$1,073,687

At December 31, 2022:
Preferred stocks	$16,002	$—	$(3,702)	$12,300

Common stocks, unaffiliated	$499,643	$126,535	$(31,946)	$594,232
Common stocks, mutual funds	125	—	(3)	122
Common stocks, subsidiary	228,982	130,200	—	359,182
	$728,750	$256,735	$(31,949)	$953,536
20

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(273)	$15,418	$(288)	$5,469
Debt securities issued by states of the U.S. and political subdivisions of the states	(135)	5,582	—	—
Non-U.S. government securities	—	—	(8,053)	36,524
Corporate securities	(2,068)	90,496	(161,979)	1,757,989
Commercial mortgage-backed securities(1)	(887)	21,925	(38,944)	497,916
Residential mortgage-backed securities(1)	(239)	9,139	(31,197)	235,313
Asset-backed securities(1)	(664)	69,606	(40,137)	555,997
Total	$(4,266)	$212,166	$(280,598)	$3,089,208

Preferred stocks	$(520)	$22,087	$—	$—
Common stocks, unaffiliated	$(6,295)	$92,936	$—	$—
(1)Amounts relate to securities subject to SSAP 43R.
21

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1,241)	$23,972	$(1,078)	$12,619
Debt securities issued by states of the U.S. and political subdivisions of the states	(807)	7,987	—	—
Non-U.S. government securities	(5,606)	27,954	(5,506)	12,275
Corporate securities	(213,868)	2,105,978	(57,302)	210,512
Commercial mortgage-backed securities(1)	(32,633)	448,295	(15,454)	216,755
Residential mortgage-backed securities(1)	(19,772)	187,581	(16,736)	78,284
Asset-backed securities(1)	(56,298)	624,665	(10,929)	151,237
Total	$(330,225)	$3,426,432	$(107,005)	$681,682

Preferred stocks	$(3,702)	$12,300	$—	$—

Common stocks, unaffiliated	$(31,946)	$166,609	$—	$—
Common stocks, mutual funds	(3)	122	—	—
Total	$(31,949)	$166,731	$—	$—
(1)Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2023 and 2022, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities and residential mortgage-backed securities. The aggregated unrealized loss is approximately 7.9% and 9.9% of the carrying value of securities considered temporarily impaired at December 31, 2023 and 2022, respectively. At December 31, 2023, there were a total of 894 securities held that are considered temporarily impaired, 779 of which have been impaired for 12 months or longer. At December 31, 2022, there were a total of 1,132 securities held that are considered temporarily impaired, 143 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $16.7 million, $10.8 million, and $6.1 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The following is a list of each loan-backed security held at December 31, 2023, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2023, where the present value of
22

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/ Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2023:

12667G-7H-0	$222	$220	$2	$220	$215	6/30/2023
12667G-BD-4	297	243	54	243	243	6/30/2023
52520Q-AG-9	561	533	28	533	508	6/30/2023
52521H-AD-5	130	128	2	128	120	6/30/2023
576434-RW-6	2,162	2,130	32	2,130	2,130	9/30/2023
76111X-ZU-0	105	100	5	100	100	9/30/2023
05951F-AG-9	124	105	19	105	105	12/31/2023
126378-AD-0	73	45	28	45	45	12/31/2023
Total	XXX	XXX	$170	XXX	XXX	XXX
The Company had no OTTI on loan-backed and structured securities for the year ended December 31, 2023, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2023, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$122,557	$121,672
After one through five	868,131	843,582
After five through ten	726,182	696,857
After ten	1,016,483	939,419
Mortgage-backed securities/asset-backed securities	1,801,671	1,700,380
Total	$4,535,024	$4,301,910
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
23

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Proceeds from the sales of investments in debt securities during 2023, 2022 and 2021 were $474.1 million, $650.8 million, and $396.3 million; gross gains of $2.4 million, $1.9 million, and $8.7 million and gross losses of $16.1 million, $23.1 million, and $1.4 million were realized on those sales, respectively.
Proceeds from the sales of investments in equity securities during 2023, 2022 and 2021 were $110.5 million, $175.0 million, and $174.6 million; gross gains of $23.5 million, $40.4 million, and $44.8  million and gross losses of $8.0 million, $15.7 million, and $1.9 million were realized on those sales, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2023	2022	2021
	(In Thousands)

Realized capital gains (losses)	$(20,640)	$(3,733)	$40,809
Less amount transferred to IMR (net of related taxes (benefits) of $(3,036) in 2023, $(4,627) in 2022, and $1,829 in 2021)	(11,423)	(17,406)	6,881
Less federal income tax expense (benefit) on realized capital gains (losses)	(862)	3,098	10,742
Net realized capital gains (losses)	$(8,355)	$10,575	$23,186
Net investment income was generated from the following for the years ended December 31:

	2023	2022	2021
	(In Thousands)

Debt securities	$226,506	$210,065	$203,846
Equity securities	20,185	17,415	14,781
Mortgage loans	42,420	36,895	32,734
Policy loans	5,281	5,279	5,929
Cash, cash equivalents and short-term investments	3,063	1,350	243
Other invested assets	10,963	6,984	7,339
Derivatives	3,101	(51,498)	17,257
Other	(604)	460	370
Gross investment income	310,915	226,950	282,499
Investment expenses	4,612	4,532	5,092
Net investment income	$306,303	$222,418	$277,407
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2023, 35.3% of such mortgages, or $332.4 million, involved properties located in Maryland, Florida, and Ohio. Such investments consist primarily of first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $40.5 million. During 2023, the respective minimum and maximum lending rates for mortgage loans
24

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

issued were 6.07% and 7.25%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2023, the Company did not reduce interest rates on any outstanding mortgages.
Derivative Instruments
The Company invests in derivatives as risk management for its equity indexed products. The exposure to credit risk on its interest rate floors and option positions is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance on its option positions, the Company limits its exposure to individual counterparties to 2% of admitted assets.
Beginning in 2021, pursuant to the adoption of OAC 3901-1-67 (discussed in Note 1, Basis of Presentation), the Company changed the reporting for product hedging derivatives by electing to record changes in, and settlement of, eligible derivatives through net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively.
The Company markets equity indexed annuities. The risk associated with these products is that the ultimate benefit paid could be higher than the return earned from the underlying assets. The Company utilizes custom and exchange-traded call options to economically hedge the S&P 500 index, Goldman Sachs Multi-Asset Equity index, and the J.P. Morgan Strategic BalancedSM index exposure embedded in these products with a net notional amount of $1,155.9 million and $1,181.9 million at December 31, 2023 and 2022, respectively. The Company purchases and writes call options to correlate with changes in the annuity features due to movements in the S&P 500, Goldman Sachs Multi-Asset Equity index, and the J.P. Morgan Strategic BalancedSM index. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates. The Company does not apply hedge accounting treatment to these call options. The Company recognizes changes in the fair value of these call options and the related gains/losses from terminations, maturities or expirations through net investment income. The amount recognized in net investment income was $3.1 million, $(51.5) million, and $17.3 million for the years ended December 31, 2023, 2022, and 2021, respectively.
The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the option and the agreed upon thresholds that are based on the credit rating of the counterparty. Inversely, if the net fair value of the option is negative, then the Company may be required to post assets using similar thresholds. At December 31, 2023 and 2022, $24.8 million and $15.6 million, respectively, of cash collateral had been posted to the Company.
25

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The Company markets variable annuities with guaranteed living withdrawal benefits. The risk associated with these products is that unfavorable fund performance coupled with withdrawals and contract fees could deplete the contract holder’s account value, at which point the remaining guaranteed withdrawals would be satisfied by the Company’s general account assets. The Company utilizes short futures to dynamically hedge changes in liability related to the S&P 500 index, Russell 2000 index, NASDAQ Composite index, and MSCI EAFE index exposure embedded in these products. The Company enters into 90-day short futures contracts to correlate with changes in the liability value due to movements in the S&P 500 index, Russell 2000 index, NASDAQ Composite index, and MSCI EAFE index. These futures contracts are entered into with minimal transaction costs, and changes in the value of the underlying indexes will result in increases or decreases in the value of the short futures contracts in the same direction as the changes in the liability. The Company retains basis risk, risk associated with actual versus expected assumptions for mortality and lapse rates, as well as risk of changes in the liability value due to interest rate volatility and equity volatility. The net gain (loss) recognized in net income within realized gains and losses during the reporting period related to the futures was $(4.2 million), $4.3 million, and $(5.0) million for the years ended December 31, 2023, 2022, and 2021, respectively.
Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2023	2022
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$85,289	$47,599
Gross amounts offset	—	—
Net amount of assets	$85,289	$47,599

Derivative liabilities:
Gross amount of recognized liabilities	$(41,118)	$(13,704)
Gross amounts offset	—	—
Net amount of liabilities	$(41,118)	$(13,704)

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following
26

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options, stock warrants, preferred stock, NAIC 6 rated industrial and miscellaneous bonds, foreign government bonds, and initially rated NAIC 6 residential mortgage-backed securities, including those which are part of the Company's separate account assets. The Company determined fair value through the use of third-party pricing services utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities include certain call options. The fair values of these instruments are determined through the use of valuation models that utilize significant unobservable inputs.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Common stocks utilizing NAV consist of investments in business development corporations as defined by the Investment Company Act of 1940. The investments can be sold or transferred with prior consent from the corporation. The NAV for these investments are $15.00 and $27.19. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
27

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of preferred stock included in Level 3 has been determined by discounting the expected cash flows using current market-consistent rates applicable to the yield.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Derivative Instruments
The fair values of free-standing derivative positions, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs or valuation models incorporating significant unobservable inputs, including projected cash flows, applicable swap curves and implied volatilities. The fair value of the stock warrants have been determined through the use of third-party pricing services utilizing market observable inputs. Derivatives included in Level 1 represent the cash deposits with brokers relating to futures. The fair value is based upon the stated amount.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
28

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Other Invested Assets
Other invested assets primarily include surplus debentures for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts primarily include debt securities, equity securities, mutual funds, surplus notes, stock warrants, and mortgage loans. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities and Fixed-Indexed Annuity Contracts
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
The fair value of liabilities for fixed indexed annuities is based on embedded derivatives that have been bifurcated from the host contract. The fair value of embedded derivatives is calculated based on actuarial and capital market assumptions reflecting the projected cash flows over the life of the contract and incorporating expected policyholder behavior. The host is adjusted for acquisition costs with revised accretion rates.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
29

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2023
Assets:
Residential mortgage-backed securities	$369	$—	$369	$—	$—
Common stocks, unaffiliated	564,351	544,537	—	—	19,814
Common stocks, mutual funds	173	173	—	—	—
Preferred stock	22,090	—	22,090	—	—
Derivative assets	85,289	2,359	53,445	29,485	—
Separate account assets*	787,010	787,010	—	—	—
Total assets	$1,459,282	$1,334,079	$75,904	$29,485	$19,814

Liabilities:
Derivative liabilities	$(41,118)	$—	$(41,118)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2022
Assets:
Bonds, industrial & misc.	$67	$—	$67	$—	$—
Bonds, foreign government	120	—	120	—	—
Common stocks, unaffiliated	555,745	538,102	—	—	17,643
Common stocks, mutual funds	122	122	—	—	—
Preferred stock	12,300	—	12,300	—	—
Derivative assets	47,599	6,592	18,573	22,434	—
Separate account assets*	764,939	764,939	—	—	—
Total assets	$1,380,892	$1,309,755	$31,060	$22,434	$17,643

Liabilities:
Derivative liabilities	$(13,704)	$—	$(13,704)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.
30

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Beginning Asset/(Liability) as of January 1, 2023	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2023
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$22,434	$(3,585)	$—	$10,636	$—	$—	$29,485

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$15,498	$—	$—	$(4,862)	$10,636
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, is as follows:

	Beginning Asset/(Liability) as of January 1, 2022	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2022
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$64,343	$(43,757)	$—	$1,848	$—	$—	$22,434

31

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$23,394	$—	$—	$(21,546)	$1,848
The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at (in thousands):

December 31, 2023
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$29,485	Black-Scholes-Merton Model Monte Carlo Model	Implied Volatility	5.0% - 28.7%

December 31, 2022
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$22,434	Black-Scholes-Merton Model Monte Carlo Model	Implied Volatility	5.0% - 25.5%
In isolation, significant increases (decreases) in the implied volatility would typically result in a significantly higher (lower) fair value measurement for Level 3 derivative assets and Level 3 derivative liabilities.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2023 and 2022.

32

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2023
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$4,535,024	$4,301,910	$45,691	$4,218,414	$37,805	$—
Common stock:
Unaffiliated**	600,198	600,198	580,384	—	—	19,814
Mutual funds	173	173	173	—	—	—
Preferred stock	22,090	22,090	—	22,090	—	—
Mortgage loans	941,471	903,323	—	—	903,323	—
Cash, cash equivalents and short-term investments	42,592	42,595	42,595	—	—	—
Other invested assets, surplus notes	20,949	21,285	—	21,285	—	—
Securities lending reinvested collateral assets	1,338	1,338	1,338	—	—	—
Derivative assets	85,289	85,289	2,359	53,445	29,485	—
Separate account assets	1,779,526	1,745,751	786,571	914,008	45,172	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,317,300)	$(1,288,930)	$—	$—	$(1,288,930)	$—
Fixed-indexed annuity contracts	(1,762,671)	(1,693,457)	—	—	(1,693,457)	—
Derivative liabilities	(41,118)	(41,118)	—	(41,118)	—	—
Cash collateral payable	(24,760)	(24,760)	—	(24,760)	—	—
Separate account liabilities*	(943,652)	(920,996)	—	—	(920,996)	—
Securities lending liability	(117,642)	(117,642)	—	(117,642)	—	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

33

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

34

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

	December 31, 2022
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$5,052,212	$4,643,834	$36,644	$4,571,105	$36,085	$—
Common stock:
Unaffiliated**	594,232	594,232	576,589	—	—	17,643
Mutual funds	122	122	122	—	—	—
Preferred stock	12,300	12,300	—	12,300	—	—
Mortgage loans	957,269	908,611	—	—	908,611	—
Cash, cash equivalents and short-term investments	32,458	32,458	32,458	—	—	—
Other invested assets, surplus notes	20,970	20,489	—	20,489	—	—
Securities lending reinvested collateral assets	7,737	7,737	7,737	—	—	—
Derivative assets	47,599	47,599	6,592	18,573	22,434	—
Separate account assets	1,792,139	1,732,579	765,614	936,201	30,764	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,413,754)	$(1,368,740)	$—	$—	$(1,368,740)	$—
Fixed-indexed annuity contracts	(2,028,663)	(1,933,223)	—	—	(1,933,223)	—
Derivative liabilities	(13,704)	(13,704)	—	(13,704)	—	—
Cash collateral payable	(15,560)	(15,560)	—	(15,560)	—	—
Separate account liabilities*	(1,045,474)	(1,015,192)	—	—	(1,015,192)	—
Securities lending liability	(117,925)	(117,925)	—	(117,925)	—	—
	-152686000
* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

4. Related-Party Transactions
At December 31, 2023 and 2022, the Company had $206.3 million and $185.9 million, respectively, invested in various private debt funds managed by Fort Washington, an indirect subsidiary of Western and Southern.
In December 2023, the Company paid a $125.0 million ordinary dividend to Western and Southern. The dividend was in the form of $75.0 million and $50.0 million in cash and equity securities, respectively.
In December 2022, the Company paid an $80.0 million ordinary dividend to Western and Southern. The dividend was in the form of cash.
The Company had $0.6 million and $0.0 million receivable from parent, subsidiaries and affiliates as of December 31, 2023 and 2022, respectively. The Company had $5.9 million and $5.0 million payable to parent, subsidiaries and affiliates as of December 31, 2023 and 2022, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
35

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.

5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2023	2022	2021
	(In Thousands)

Direct premiums	$436,835	$523,317	$373,337
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	78	77	77
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(6,980)	(5,431)	(168)
Net premiums	$429,933	$517,963	$373,246
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2023	2022	2021
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	5,674	4,560	279
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	488	541	656
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	1,364	4,208	6
In 2023, 2022 and 2021, the Company did not commute any ceded reinsurance.
At December 31, 2023, the Company has no reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
36

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. At December 31, 2023, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
The Company has certain reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement under certain conditions. In addition, these reinsurance agreements reinsure contracts that had existing reserves as of the effective date of the agreements. There are no reinsurance credits associated with these agreements, and there would be no reduction in surplus if these reinsurance agreements were cancelled.
There would be no reduction in surplus at December 31, 2023, if all reinsurance agreements were cancelled.

6. Federal Income Taxes
The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $(1.0) million and $(1.3) million at December 31, 2023 and 2022, respectively. The tax years 2014 through 2022 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2023, in the event of future capital losses is $0.0 million, $10.0 million, and $14.9 million from 2023, 2022 and 2021, respectively.
37

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2023
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$54,872	$11,918	$66,790
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	54,872	11,918	66,790
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	54,872	11,918	66,790
(f)	Deferred tax liabilities	14,101	33,641	47,742
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$40,771	$(21,723)	$19,048

		12/31/2022
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$60,387	$14,864	$75,251
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	60,387	14,864	75,251
(d)	Deferred tax assets nonadmitted	972	—	972
(e)	Subtotal net admitted deferred tax assets (c - d)	59,415	14,864	74,279
(f)	Deferred tax liabilities	17,112	28,685	45,797
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$42,303	$(13,821)	$28,482
38

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(5,515)	$(2,946)	$(8,461)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	(5,515)	(2,946)	(8,461)
(d)	Deferred tax assets nonadmitted	(972)	—	(972)
(e)	Subtotal net admitted deferred tax assets (c - d)	(4,543)	(2,946)	(7,489)
(f)	Deferred tax liabilities	(3,011)	4,956	1,945
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$(1,532)	$(7,902)	$(9,434)

		12/31/2023
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$11,918	$11,918
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	14,587	—	14,587
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	14,587	—	14,587
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	194,455
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	40,285	—	40,285
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$54,872	$11,918	$66,790

39

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

		12/31/2022
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$14,864	$14,864
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	13,618	—	13,618
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	13,618	—	13,618
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	204,840
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	45,797	—	45,797
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$59,415	$14,864	$74,279

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss	$—	$(2,946)	$(2,946)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	969	—	969
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	969	—	969
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	(10,385)
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(5,512)	—	(5,512)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$(4,543)	$(2,946)	$(7,489)
40

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

		2023	2022

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	891%	820%

		12/31/2023
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$54,872	$11,918
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	17.84%
(c)	Net admitted adjusted gross DTAs amount	$54,872	$11,918
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	17.84%

		12/31/2022
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$60,386	$14,864
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	19.75%
(c)	Net admitted adjusted gross DTAs amount	$59,415	$14,864
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	20.01%

		Change
		(5)	(6)
		(Col 1-3)	(Col 2-4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$(5,514)	$(2,946)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	(1.91)%
(c)	Net admitted adjusted gross DTAs amount	$(4,543)	$(2,946)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	(2.17)%
The Company’s tax planning strategies do not include the use of reinsurance.

41

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Current income taxes incurred consist of the following major components:

			12/31/2023	12/31/2022	12/31/2021
(1)	Current income tax		(In Thousands)
	(a)	Federal	$12,736	$(3,077)	$5,258
	(b)	Foreign	—	—	—
	(c)	Subtotal	12,736	(3,077)	5,258
	(d)	Federal income tax on net capital gains	(862)	3,098	10,742
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$11,874	$21	$16,000

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2023	12/31/2022	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	44,464	46,135	(1,671)
		(4) Investments	2,695	6,885	(4,190)
		(5) Deferred acquisition costs	7,007	6,704	303
		(6) Policyholder dividends accrual	—	—	—
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	24	28	(4)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	125	125	—
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	557	510	47
		(99) Subtotal	54,872	60,387	(5,515)
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	972	(972)
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	54,872	59,415	(4,543)
	(e)	Capital
		(1) Investments	11,918	14,864	(2,946)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	11,918	14,864	(2,946)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	11,918	14,864	(2,946)
	(i)	Admitted deferred tax assets (2d + 2h)	$66,790	$74,279	$(7,489)
42

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2023	12/31/2022	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$5,845	$4,582	$1,263
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	—	—	—
		(4) Policyholder reserves	8,256	12,530	(4,274)
		(5) Other	—	—	—
		(99) Subtotal	14,101	17,112	(3,011)
	(b)	Capital
		(1) Investments	33,641	28,685	4,956
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	33,641	28,685	4,956
	(c)	Deferred tax liabilities (3a99 + 3b99)	$47,742	$45,797	$1,945

(4)	Net deferred tax assets/liabilities (2i - 3c)		$19,048	$28,482	$(9,434)

Among the more significant book-to-tax adjustments were the following:

	12/31/2023	Effective Tax Rate	12/31/2022	Effective Tax Rate	12/31/2021	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	$8,376	21.00%	$(2,501)	21.00%	$15,603	21.00%
Dividends received deduction	(1,651)	(4.14)	(1,838)	15.43	(995)	(1.34)
Derivative adjustment	—	—	256	(2.15)	11	0.02
Tax credits	—	—	338	(2.84)	(1,625)	(2.19)
Other invested assets and nonadmitted change	—	—	(178)	1.49	252	0.34
Other	(1,668)	(4.18)	529	(4.43)	(2,703)	(3.64)
Total statutory income taxes	$5,057	12.68%	$(3,394)	28.50%	$10,543	14.19%

Federal and foreign taxes incurred	$11,874	29.77%	$21	(0.17)%	$16,000	21.53%
Change in net deferred income taxes	(6,817)	(17.09)	(3,415)	28.67	(5,457)	(7.34)
Total statutory income taxes	$5,057	12.68%	$(3,394)	28.50%	$10,543	14.19%
At December 31, 2023, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
43

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2023 and 2022, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $132.7 million by the end of 2024 without seeking prior regulatory approval based on capital and surplus of $1,327.5 million at December 31, 2023.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2023, the Company does not have any material lease agreements for office space or equipment.
At December 31, 2023, the Company has future commitments to provide additional capital contributions of $96.0 million to investments in joint ventures, limited partnerships and limited liability companies. Additionally, the Company has commitments to fund $23.3 million of commercial mortgage loans.
44

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2023, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$500	$616,110	$—	$616,610	9.9%
At book value less current surrender charge of 5% or more	790,707	2,192	—	792,899	12.8
At fair value	—	—	765,318	765,318	12.3
Total with adjustment or at fair value	791,207	618,302	765,318	2,174,827	35.0
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	1,389,585	325,350	—	1,714,935	27.6
Not subject to discretionary withdrawal	2,327,632	—	—	2,327,632	37.4
Total individual annuity reserves (before reinsurance)	4,508,424	943,652	765,318	6,217,394	100.0%
Reinsurance ceded	488	—	—	488
Net individual annuity reserves	$4,507,936	$943,652	$765,318	$6,216,906
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$165,742	$303	$—	$166,045

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$2,121	$—	$—	$2,121	100.0%
Not subject to discretionary withdrawal	—	—	—	—	—
Total group annuity reserves (before reinsurance)	2,121	—	—	2,121	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$2,121	$—	$—	$2,121

45

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$1,074	$—	$—	$1,074	0.1%
Not subject to discretionary withdrawal	897,876	—	—	897,876	99.9
Total deposit-type contract liability (before reinsurance)	898,950	—	—	898,950	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$898,950	$—	$—	$898,950
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
46

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

At December 31, 2023, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	170,829	170,829	171,454	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,607	2,607	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	2,087	2,087	2,087	7,249	7,249	7,249
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	—	XXX	XXX	—
Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	172,916	175,523	176,148	7,249	7,249	7,249
Reinsurance Ceded	—	—	—	—	—	—
Net life reserves	$172,916	$175,523	$176,148	$7,249	$7,249	$7,249
Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $850.0 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.
47

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

FHLB Capital Stock – General Account:

	December 31
	2023	2022
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$7,502	$7,965
Membership stock - Class B	—	—
Activity stock	26,856	28,098
Excess stock	1,489	2,424
Aggregate total	$35,847	$38,487
Actual or estimated borrowing capacity as determined by the insurer	$850,000	$680,000
Collateral Pledged to FHLB – General Account:

	2023				2022
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
	(In Thousands)
Total as of reporting date	$1,079,610	$1,139,671	$596,805	XXX	$879,471	$940,306	$626,304	XXX
Maximum during reporting period	1,079,610	1,139,671	XXX	596,805	879,471	940,306	XXX	626,304
Borrowing from FHLB - General Account:

	2023			2022
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$596,805	$598,799	$620,804	$626,304	$626,640
Debt	—	XXX	30,000	—	XXX
Aggregate total	$596,805	$598,799	$650,804	$626,304	$626,640
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.

48

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments and systematic transfer options. The guaranteed rate options are sold in fixed annuity products and as investment options within the Company’s variable annuity products. The guaranteed rate options and systematic transfer options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity products offered provide a death benefit equal to the account value, with one product offering an optional death benefit ranging from 25% to 40% of the gain in the contract. The fixed investment options offered within the Company’s variable annuity products provide the death benefits listed below for variable annuities.
The Company’s nonguaranteed separate accounts consist primarily of subaccounts available through variable annuities and variable universal life insurance. The net investment experience of each subaccount is credited directly to the policyholder and can be positive or negative. The variable annuities include guaranteed minimum death benefits that vary by product and include optional death benefits available on some products. The death benefits offered by the Company include the following: account value, return of premium paid, a death benefit that is adjusted after seven years to the current account value, a death benefit that is adjusted annually to the current account value, and an additional death benefit ranging from 25% to 40% of the gain in the contract. Some variable annuities also provide living benefits, which include guaranteed accumulation amounts on a date certain, guaranteed minimum withdrawal amounts and guaranteed minimum lifetime withdrawal amounts. The death benefit under the variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate accounts.
To compensate the general account for risk taken, the separate accounts paid risk charges of $4.3 million, $3.8 million, $4.4 million, $4.1 million and $3.8 million in 2023, 2022, 2021, 2020 and 2019, respectively. The Company’s general account paid $0.3 million, $0.3 million, $0.3 million, $0.3 million and $0.2 million towards separate account guarantees in 2023, 2022, 2021, 2020, and 2019, respectively.
49

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2023, is as follows:

	Separate Accounts With Guarantees
	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
	(In Thousands)

Premiums, considerations or deposits	$95,770	$10	$17,930	$113,710

Reserves for separate accounts with assets at:
Fair value	$—	$—	$772,567	$772,567
Amortized cost	943,486	166	—	943,652
Total reserves	$943,486	$166	$772,567	$1,716,219

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$616,110	$—	$—	$616,110
At book value without fair value adjustment and with current surrender charge of 5% or more	2,192	—	—	2,192
At fair value	—	—	772,567	772,567
At book value without fair value adjustment and with current surrender charge of less than 5%	325,184	166	—	325,350
Subtotal	943,486	166	772,567	1,716,219
Not subject to discretionary withdrawal	—	—	—	—
Total separate accounts reserves	$943,486	$166	$772,567	$1,716,219

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2023, is presented below:

2023
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$113,710
Transfers from separate accounts	342,875
Net transfers to (from) separate accounts	(229,165)

Reconciling adjustments:
Policy deductions and other expenses	418
Change in surplus in separate accounts	(30)
Other account adjustments	447
Transfers as reported in the Summary of Operations of the Company	$(228,330)

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2023, 2022 and 2021
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2023 and 2022, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2023, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for the three years ended December 31, 2023, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and 2022, or the results of its operations or its cash flows for the three years ended December 31, 2023.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young LLP
April 17, 2024

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2023	2022
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$2,844,267	$2,769,710
Preferred and common stocks	635,714	902,050
Investments in common stocks of subsidiaries	4,798,724	4,592,609
Mortgage loans	54,659	55,841
Policy loans	142,732	142,493
Real estate:
Properties held for the production of income	817	833
Properties occupied by the Company	24,182	24,705
Cash, cash equivalents and short-term investments	153,730	22,479
Receivable for securities	2,114	3,296
Derivatives	—	196
Securities lending reinvested collateral assets	30,767	17,779
Other invested assets	2,438,680	2,471,001
Total cash and invested assets	11,126,386	11,002,992

Investment income due and accrued	37,542	38,913
Premiums deferred and uncollected	46,707	47,582
Current federal income taxes recoverable	102,121	36,220
Receivables from parent, subsidiaries and affiliates	64,239	50,439
Other admitted assets	12,657	15,104
Separate account assets	1,137,428	1,131,631
Total admitted assets	$12,527,080	$12,322,881

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,831,496	$2,795,292
Accident and health reserves	144,794	143,743
Liability for deposit-type contracts	174,161	183,197
Policy and contract claims	49,917	53,974
Dividends payable to policyholders	31,187	33,995
Premiums received in advance	2,754	2,953
Total policy and contract liabilities	3,234,309	3,213,154

General expense due and accrued	51,754	44,050
Net deferred income tax liability	7,984	10,799
Transfer to (from) separate accounts due and accrued, net	(22)	(9)
Asset valuation reserve	327,391	370,006
Interest maintenance reserve	49,848	57,350
Other liabilities	515,377	419,442
Liability for postretirement benefits other than pensions	93,081	94,468
Payable for securities lending	76,738	80,925
Separate account liabilities	1,137,428	1,131,631
Total liabilities	5,493,888	5,421,816

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,644	995,499
Paid-in surplus	757,103	607,103
Accumulated surplus	5,277,945	5,295,963
Total capital and surplus	7,033,192	6,901,065
Total liabilities and capital and surplus	$12,527,080	$12,322,881
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2023	2022	2021
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$212,486	$214,967	$220,346
Net investment income	590,763	481,052	542,715
Considerations for supplementary contracts with life contingencies	—	31	8
Amortization of the interest maintenance reserve	6,812	6,802	6,688
Commissions and expenses on reinsurance ceded	1,075	1,061	1,055
Other revenues	336	209	339
Total premiums and other revenues	811,472	704,122	771,151

Benefits paid or provided:
Death benefits	129,169	143,821	153,175
Annuity benefits	117,163	52,603	51,804
Disability and accident and health benefits	11,899	10,903	17,541
Surrender benefits	46,428	40,283	41,512
Payments on supplementary contracts with life contingencies	202	237	276
Other benefits	3,489	2,537	6,246
Increase in policy reserves and other policyholders’ funds	42,911	(91,642)	33,034
Total benefits paid or provided	351,261	158,742	303,588

Insurance expenses and other deductions:
Commissions	16,784	14,795	13,563
General expenses	158,625	146,735	197,470
Net transfers to (from) separate account	(117,344)	(52,808)	(51,774)
Reserve adjustments on reinsurance assumed	(74)	48	—
Other deductions	42,720	(52,197)	60,850
Total insurance expenses and other deductions	100,711	56,573	220,109

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	359,500	488,807	247,454

Dividends to policyholders	41,140	47,950	43,535
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	318,360	440,857	203,919
Federal income tax expense (benefit), excluding tax on capital gains	(47,089)	34,062	30,313
Gain (loss) from operations before net realized capital gains (losses)	365,449	406,795	173,606
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(16,061)	(3,985)	(74,945)
Net income (loss)	$349,388	$402,810	$98,661
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Surplus Notes and Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2021	$2,500	$914,707	$4,740,533	$5,657,740
Net income (loss)	—	—	98,661	98,661
Change in net deferred income tax	—	—	30,231	30,231
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $111,301)	—	—	625,648	625,648
Change in net unrealized foreign exchange capital gain (loss)	—	—	(2,287)	(2,287)
Change in surplus notes	—	497,750	—	497,750
Net change in nonadmitted assets and related items	—	—	67,456	67,456
Change in asset valuation reserve	—	—	(258,434)	(258,434)
Dividends to stockholder	—	—	(50,000)	(50,000)
Change in unrecognized post retirement benefit obligation	—	—	89,365	89,365
Balance, December 31, 2021	2,500	1,412,457	5,341,173	6,756,130
Net income (loss)	—	—	402,810	402,810
Change in net deferred income tax	—	—	(44,085)	(44,085)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($53,721))	—	—	(569,358)	(569,358)
Change in net unrealized foreign exchange capital gain (loss)	—	—	208	208
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(89,828)	(89,828)
Change in asset valuation reserve	—	—	133,839	133,839
Change in unrecognized post retirement benefit obligation	—	—	121,204	121,204
Capital contribution	—	190,000	—	190,000
Balance, December 31, 2022	2,500	1,602,602	5,295,963	6,901,065
Net income (loss)	—	—	349,388	349,388
Change in net deferred income tax	—	—	(11,576)	(11,576)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($21,887))	—	—	(162,717)	(162,717)
Change in net unrealized foreign exchange capital gain (loss)	—	—	913	913
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(19,841)	(19,841)
Change in asset valuation reserve	—	—	42,615	42,615
Dividends to stockholder	—	—	(245,000)	(245,000)
Change in unrecognized post retirement benefit obligation	—	—	28,200	28,200
Capital contribution	—	150,000	—	150,000
Balance, December 31, 2023	$2,500	$1,752,747	$5,277,945	$7,033,192
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2023	2022	2021
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$213,828	$216,066	$221,565
Net investment income received	488,006	361,478	453,781
Benefits paid	(317,916)	(258,418)	(275,261)
Net transfers from (to) separate accounts	117,331	52,812	51,778
Commissions and expense paid	(169,178)	(218,473)	(158,324)
Dividends paid to policyholders	(43,947)	(46,770)	(47,553)
Federal income taxes recovered (paid)	(18,157)	(75,259)	2,619
Other, net	1,409	1,269	1,394
Net cash from (for) operations	271,376	32,705	249,999

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	179,708	561,910	236,424
Preferred and common stocks	325,142	396,955	315,580
Mortgage loans	1,182	1,107	970
Real estate	—	—	771
Other invested assets	392,898	291,307	528,139
Net gains (losses) on cash, cash equivalents and short-term investments	(34)	(18)	(30)
Miscellaneous proceeds	2,004	19,350	44,383
Net proceeds from investments sold, matured or repaid	900,900	1,270,611	1,126,237

Cost of investments acquired:
Debt securities	(124,749)	(462,989)	(347,164)
Preferred and common stocks	(379,334)	(816,114)	(807,957)
Real estate	(2,456)	(5,348)	(4,228)
Other invested assets	(439,178)	(563,986)	(533,987)
Miscellaneous applications	(12,988)	(830)	(6,291)
Total cost of investments acquired	(958,705)	(1,849,267)	(1,699,627)

Net change in policy and other loans	(239)	2,815	7,002
Net cash from (for) investments	(58,044)	(575,841)	(566,388)

Financing activities
Surplus notes, capital notes	145	—	497,635
Capital and paid in surplus, less treasury stock	150,000	190,000	—
Borrowed funds	60,666	48,967	—
Net deposits on deposit-type contract funds and other insurance liabilities	(9,036)	(6,171)	(8,197)
Dividends paid to stockholder	(245,000)	—	(50,000)
Other cash provided (applied)	(38,856)	(25,207)	(91,150)
Net cash from (for) financing and miscellaneous sources	(82,081)	207,589	348,288

Net change in cash, cash equivalents and short-term investments	131,251	(335,547)	31,899
Cash, cash equivalents and short-term investments:
Beginning of year	22,479	358,026	326,127
End of year	$153,730	$22,479	$358,026

Cash flow information for noncash transactions:
Dividend from Integrity Life Insurance Company in the form of common stock	$50,000	$—	$—
Capital contribution to Western-Southern Life Assurance Company in the form of common stock	$(50,000)	$—	$—
See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2023, approximately 68.8% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,801.4 million and $1,828.7 million were allocated to the Closed Block as of December 31, 2023 and 2022, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $106.2 million and $147.4 million as of December 31, 2023 and 2022, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
The Company utilizes customized call and put options to hedge market volatility related to the S&P 500 index . At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2023	2022
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	5.7%	6.1%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.6	8.8
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	15.4	16.3
1980 Commissioners Standard Ordinary, 4% - 6%	40.6	39.8
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	26.8	23.7
2017 Commissioners Standard Ordinary, 3-1/2%	1.1	—
Other, 2-1/2% - 6%	0.9	4.3
	99.1	99.0
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	0.9	1.0
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

As of December 31, 2023 and 2022, reserves of $13.2 million and $13.7 million, respectively, were recorded on in-force amounts of $774.5 million and $803.7 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2023 and 2022. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2023, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $74.5 million and $23.4 million in the general and separate account, respectively. At December 31, 2022, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $78.7 million and

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

$59.7 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. The general account collateral is managed by both an affiliated and unaffiliated agent. The separate account is managed by an unaffiliated agent.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2023 and 2022, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $45.5 million and $62.6 million at December 31, 2023 and 2022, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2023 and 2022, collateral managed by an unaffiliated agent, which approximated $30.8 million and $17.8 million respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2023, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2023 and 2022, the fair value of the total collateral in the general account was $76.3 million and $80.4 million, respectively. The fair value of the total collateral in the separate account was $24.1 million and $61.1 million at December 31, 2023 and 2022, respectively, which was all managed by an unaffiliated agent.
The aggregate collateral broken out by maturity date is as follows at December 31, 2023:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	45,348	45,348
31 to 60 days	1,469	1,469
61 to 90 days	747	747
91 to 120 days	266	266
121 to 180 days	—	—
181 to 365 days	1,999	1,997
1 to 2 years	5,600	5,607
2 to 3 years	—	—
Greater than 3 years	20,826	20,826
Total collateral	$76,255	$76,260

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

At December 31, 2023, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $76.7 million and $24.1 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.
Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.
Accounting Changes
There were no material accounting changes in 2023, 2022, or 2021.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. ("Nestlé"). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted, based on an admission limit of 10% of adjusted company surplus as of the last reported period..
The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2023	$472,774	$94,555	$1,121,475	42.2%
2022	567,328	94,555	1,149,908	49.3

	2023	2022
	(In Thousands)

Company Surplus as of September 30	$6,672,215	$6,532,219
Less September 30 electronic data processing	10,441	10,318
Less September 30 net deferred tax assets	38,823	51,157
Less September 30 net positive goodwill	496,412	590,967
Adjusted Company surplus as of September 30	$6,126,539	$5,879,777
Admitted goodwill as a percentage of adjusted surplus	7.7%	9.6%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 17, 2024.
Note 4 describes events that occurred subsequent to the December 31, 2023, financial statement date; the Company sold equity and fixed income securities to two subsidiaries, received an ordinary dividend from a subsidiary, and paid an ordinary dividend to its parent.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$18,882	$—	$(287)	$18,595
Debt securities issued by states of the U.S. and political subdivisions of the states	9,810	401	—	10,211
Non-U.S. government securities	61,405	1,069	(12,055)	50,419
Corporate securities	2,516,971	94,263	(172,694)	2,438,540
Commercial mortgage-backed securities	22,356	42	(4,483)	17,915
Residential mortgage-backed securities	109,326	2,867	(10,142)	102,051
Asset-backed securities	105,517	2,356	(4,585)	103,288
Total	$2,844,267	$100,998	$(204,246)	$2,741,019

At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$23,341	$314	$(394)	$23,261
Debt securities issued by states of the U.S. and political subdivisions of the states	9,805	341	—	10,146
Non-U.S. government securities	77,002	23	(12,656)	64,369
Corporate securities	2,385,532	62,279	(235,690)	2,212,121
Commercial mortgage-backed securities	22,852	32	(4,447)	18,437
Residential mortgage-backed securities	120,923	3,874	(11,603)	113,194
Asset-backed securities	130,255	1,844	(8,123)	123,976
Total	$2,769,710	$68,707	$(272,913)	$2,565,504
At December 31, 2023 and 2022, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $185.7 million and $90.7 million, respectively, and an aggregate fair value of $177.2 million and $78.3 million, respectively. As of December 31, 2023 and 2022, such holdings amounted to 6.5% and 3.3%, respectively, of the Company’s investments in debt securities and 1.5% and 0.7%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
Preferred stocks	$53,381	$1,804	$(406)	$54,779

Common stocks, unaffiliated	$206,721	$163,213	$(1,346)	$368,588
Common stocks, mutual funds	190,611	21,865	(129)	212,347
Common stocks, subsidiaries	4,024,050	942,652	(167,978)	4,798,724
	$4,421,382	$1,127,730	$(169,453)	$5,379,659

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
Preferred stocks	$44,868	$2,453	$(4,807)	$42,514

Common stocks, unaffiliated	$290,425	$212,017	$(8,987)	$493,455
Common stocks, mutual funds	390,433	1,629	(25,981)	366,081
Common stocks, subsidiaries	3,843,604	956,870	(207,865)	4,592,609
	$4,524,462	$1,170,516	$(242,833)	$5,452,145

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$(287)	$5,574
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	—	—	(12,055)	39,135
Corporate securities	(1,056)	70,371	(171,638)	1,143,248
Commercial mortgage-backed securities(1)	—	—	(4,483)	16,622
Residential mortgage-backed securities(1)	(118)	5,364	(10,024)	76,108
Asset-backed securities(1)	(105)	4,776	(4,480)	66,938
Total	$(1,279)	$80,511	$(202,967)	$1,347,625

Preferred stocks	$(406)	$11,144	$—	$—

Common stocks, unaffiliated	$(1,346)	$22,807	$—	$—
Common stocks, mutual funds	(129)	5,865	—
Total	$(1,475)	$28,672	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(316)	$4,746	$(78)	$722
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(8,514)	49,059	(4,142)	14,328
Corporate securities	(205,116)	1,258,582	(30,574)	83,859
Commercial mortgage-backed securities(1)	(2,573)	9,681	(1,874)	7,117
Residential mortgage-backed securities(1)	(11,331)	89,104	(272)	2,028
Asset-backed securities(1)	(6,719)	70,775	(1,404)	16,583
Total	$(234,569)	$1,481,947	$(38,344)	$124,637

Preferred stocks	$(4,807)	$26,923	$—	$—

Common stocks, unaffiliated	$(8,987)	$42,253	$—	$—
Common stocks, mutual funds	(25,981)	327,028	—	—
Total	$(34,968)	$369,281	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2023 and 2022, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 12.3% and 13.5% of the carrying value of securities considered temporarily impaired at December 31, 2023 and 2022, respectively. At December 31, 2023, there were a total of 424 securities held that are considered temporarily impaired, 346 of which have been impaired for 12 months or longer. At December 31, 2022, there were a total of 570 securities held that were considered temporarily impaired, 29 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $20.1 million, $12.4 million and $3.0 million for the years ended December 31, 2023, 2022 and 2021, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The following is a list of each loan-backed security held at December 31, 2023, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2023, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2023:
52521H-AJ-2	$423	$422	$1	$422	$391	06/30/2023
Total	XXX	XXX	$1	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2023, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2023, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$22,031	$21,943
After one through five	315,795	320,525
After five through ten	436,766	449,543
After ten	1,832,476	1,725,754
Mortgage-backed securities/asset-backed securities	237,199	223,254
Total	$2,844,267	$2,741,019
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Proceeds from sales of investments in debt securities during 2023, 2022 and 2021 were $60.6 million, $248.3 million, and $33.6 million; gross gains of $0.6 million, $5.1 million, and $1.0 million and gross losses of $1.5 million, $1.0 million, and $0.0 million were realized on these sales in 2023, 2022 and 2021, respectively.
Proceeds from the sales of investments in equity securities during 2023, 2022 and 2021 were $357.2 million, $372.1 million, and $284.5 million; gross gains of $80.7 million, $67.6 million, and $45.3 million and gross losses of $12.4 million, $22.3 million, and $4.1 million were realized on these sales in 2023, 2022 and 2021, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2023	2022	2021
	(In Thousands)
Realized capital gains (losses)	$(17,404)	$10,230	$(78,811)
Less amount transferred to IMR (net of related taxes (benefits) of $(183) in 2023, $1,327 in 2022, and $248 in 2021)	(689)	4,993	932
Less federal income tax expense (benefit) of realized capital gains (losses)	(654)	9,222	(4,798)
Net realized capital gains (losses)	$(16,061)	$(3,985)	$(74,945)
Net investment income was generated from the following for the years ended December 31:

	2023	2022	2021
	(In Thousands)
Debt securities	$145,319	$141,466	$158,760
Equity securities	294,929	107,536	32,007
Mortgage loans	2,273	2,318	2,363
Real estate	10,536	9,982	12,377
Policy loans	10,582	10,704	11,067
Cash, cash equivalents and short-term investments	2,588	1,567	688
Other invested assets	195,684	274,692	390,541
Other	621	252	(785)
Gross investment income	662,532	548,517	607,018
Investment expenses	71,769	67,465	64,303
Net investment income	$590,763	$481,052	$542,715
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2023, 79.7% of such mortgages, or $43.6 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $21.2 million. During 2023, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2023, the Company did not reduce interest rates on any outstanding mortgages.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Derivative Instruments
The Company entered into an equity hedge program designed to hedge the market value risks associated with the broad equity market. Hedging this risk reduces the economic sensitivity to price declines. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses. The change in fair value was $0.0 million, $0.0 million, and $50.6 million for the years ended December 31, 2023, 2022, and 2021, respectively. The net gain/(loss) recognized through net income within realized gains and losses was $0.0 million, $0.0 million, and $(97.2) million for the years ended December 31, 2023, 2022, and 2021, respectively. The Company closed the hedge in the first quarter of 2021.
Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2023	2022
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$—	$196
Gross amounts offset	—	—
Net amount of assets	$—	$196

Derivative liabilities:
Gross amount of recognized liabilities	$—	$—
Gross amounts offset	—	—
Net amount of liabilities	$—	$—

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock, fixed income residual tranches, and stock warrants. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include private real estate funds within the Company’s separate account that are priced utilizing significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 16.7 years. The Company's unfunded commitment for these investments is $74.5 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $10.91. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Derivative Instruments
The fair values of free-standing derivative instruments, primarily stock warrants, are determined through the use of third-party pricing services or models utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by significant unobservable inputs.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2023
Assets:
Bonds, exchange traded funds	$151,108	$151,108	$—	$—	$—
Common stocks, unaffiliated	368,588	348,596	—	17,110	2,882
Common stocks, mutual funds	212,347	212,347	—	—	—
Preferred stocks	54,779	—	40,161	14,618	—
Other invested assets, fixed income residual tranche	28,626	—	28,626	—	—
Separate account assets	1,137,428	731,114	125,126	23,734	257,454
Total assets	$1,952,876	$1,443,165	$193,913	$55,462	$260,336

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2022
Assets:
Common stocks, unaffiliated	$493,455	$467,200	$—	$23,394	$2,861
Common stocks, mutual funds	366,081	366,081	—	—	—
Preferred stocks	42,514	—	26,917	15,597	—
Other invested assets, fixed income residual tranche	28,701	—	28,701	—
Derivative assets	196	—	196	—	—
Separate account assets	1,131,631	709,833	134,147	—	287,651
Total assets	$2,062,578	$1,543,114	$189,961	$38,991	$290,512

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023 are as follows:

	Beginning Asset/(Liability) as of January 1, 2023	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2023
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$23,394	$—	$(6,284)	$—	$—	$—	$—	$17,110
Preferred stocks	15,597	—	(1,979)	—	1,000	—	—	14,618
Separate account assets	—	—	—	—	—	23,734	—	23,734
Total assets	$38,991	$—	$(8,263)	$—	$1,000	$23,734	$—	$55,462

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to using a pricing source with unobservable inputs.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	1,000	—	—	—	1,000
Separate account assets	—	—	—	—	—
Total assets	$1,000	$—	$—	$—	$1,000

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, is as follows:

	Beginning Asset/(Liability )as of January 1, 2022	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3*	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2022
		Net Income	Surplus	Other
	(In Thousands)
Assets:
Common stocks, unaffiliated	$21,416	$—	$848	$—	$—	$1,130	$—	$23,394
Preferred stocks	4,227	—	2,370	—	9,000	—	—	15,597
Total assets	$25,643	$—	$3,218	$—	$9,000	$1,130	$—	$38,991

* Transfers into Level 3 are due to changes in the price source.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	9,000	—	—	—	9,000
Total Assets	$9,000	$—	$—	$—	$9,000

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2023 and 2022.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2023
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,844,267	$2,741,019	$156,682	$2,577,577	$6,760	$—
Common stock:
Unaffiliated	368,588	368,588	348,596	—	17,110	2,882
Mutual funds	212,347	212,347	212,347	—	—	—
Preferred stock	54,779	54,779	—	40,161	14,618	—
Mortgage loans	54,659	49,978	—	—	49,978	—
Cash, cash equivalents and short-term investments	153,730	153,733	153,733	—	—	—
Other invested assets:
Surplus notes	38,977	37,495	—	37,495	—	—
Fixed income residual tranche	28,626	28,626	—	28,626	—	—
Securities lending reinvested collateral assets	30,767	30,767	30,767	—	—	—
Separate account assets	1,137,428	1,137,428	731,114	125,126	23,734	257,454

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,476)	$(2,417)	$—	$—	$(2,417)	$—
Securities lending liability	(76,738)	(76,738)	—	(76,738)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

	December 31, 2022
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,769,710	$2,565,504	$8,887	$2,553,262	$3,355	$—
Common stock:
Unaffiliated	493,455	493,455	467,200	—	23,394	2,861
Mutual funds	366,081	366,081	366,081	—	—	—
Preferred stock	42,514	42,514	—	26,917	15,597	—
Mortgage loans	55,841	50,158	—	—	50,158	—
Cash, cash equivalents and short-term investments	22,479	22,479	22,479	—	—	—
Other invested assets:
Surplus notes	39,025	35,761	—	35,761	—	—
Fixed income residual tranche	28,701	28,701	—	28,701	—	—
Securities lending reinvested collateral assets	17,779	17,779	17,779	—	—	—
Derivative assets	196	196	—	196	—
Separate account assets	1,131,631	1,131,631	709,833	134,147	—	287,651

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,823)	$(2,733)	$—	$—	$(2,733)	$—
Securities lending liability	(80,925)	(80,925)	—	(80,925)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2023, are $1.3 billion and $1.9 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2023	2022
	(In Thousands)
Integrity:
Admitted Assets	$9,057,180	$9,377,215
Liabilities	7,729,686	8,081,440
Statutory Surplus	$1,327,494	$1,295,775
Net Income	$28,010	$5,477

WSLAC:
Admitted Assets	$30,938,412	$25,363,432
Liabilities	28,998,249	23,586,209
Statutory Surplus	$1,940,163	$1,777,223
Net Income	$(62,605)	$(84,549)

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $26.0 million, $18.1 million, and $39.0 million in 2023, 2022 and 2021, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $259.9 million and $267.3 million at December 31, 2023 and 2022, respectively.
At December 31, 2023 and 2022, the Company had $294.7 million and $275.7 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the company.
At December 31, 2023 and 2022, the Company had $630.6 million and $709.4 million, respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2023 and 2022, the Company had $1,255.8 million and $1,214.0 million, respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, an indirect subsidiary of the Company.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

In April 2024, the Company sold $62.9 million of equity securities in exchange for cash to National, which was referenced in Note 1, Subsequent Events.
In March 2024, the Company paid a $155.0 million ordinary dividend to WSFG, which was referenced in Note 1, Subsequent Events. The dividend was in the form of cash.
In March 2024, the Company received a $155.0 million ordinary dividend from WSLAC, which was referenced in Note 1, Subsequent Events. The dividend was in the form of cash.
In March 2024, the Company sold $50.0 million of fixed income securities in exchange for cash to Gerber Life, which was referenced in Note 1, Subsequent Events.
In December 2023, the Company received a $150.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2023, the Company paid a $275.0 million capital contribution to WSLAC. The contribution was in the form of $225.0 million and $50.0 million in cash and equity securities, respectively.
In December 2023, the Company received a $125.0 million ordinary dividend from Integrity. The dividend was in the form of $75.0 million and $50.0 million in cash and equity securities, respectively.
In August 2023, the Company entered into a Pension Risk Transfer agreement with WSLAC. Refer to Note 10 for more detail.
In June and July 2023, the Company sold $25.0 million and $24.0 million of equity securities, respectively, in exchange for cash to Gerber Life.
In March 2023, the Company paid a $245.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2023, the Company received a $150.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In the the first quarter of 2023, the Company sold $80.0 million of equity securities in exchange for cash to National.
The Company has an outstanding loan issued January 6, 2023, in the amount of $72.2 million due to WSLAC. Any outstanding principal is due January 6, 2033.
In December 2022, the Company received a $190.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2022, the company paid a $320.0 million capital contribution to WSLAC. The contribution was in the form of cash.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

In December 2022, the Company paid a $50.0 million capital contribution to Columbus Life. The contribution was in the form of cash.
In December 2022, the Company received an $80.0 million ordinary dividend from Integrity. The dividend was in the form of cash.
In December 2021, the company paid a $250.0 million capital contribution to WSLAC. The contribution was in the form of cash.
In November 2021, the Company paid a $50.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2021, the Company paid a $100.0 million capital contribution to Columbus Life. The contribution was in the form of cash.
The Company had $64.2 million and $50.4 million receivable from parent, subsidiaries and affiliates as of December 31, 2023 and 2022, respectively. The Company had $0.3 million and $0.5 million payable to parent, subsidiaries and affiliates as of December 31, 2023 and 2022, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.

5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $421.5 million and $443.8 million at December 31, 2023 and 2022, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.8 million and $0.9 million at December 31, 2023 and 2022, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2023	2022	2021
	(In Thousands)

Direct premiums	$218,455	$220,548	$225,660
Assumed premiums:
Affiliates	1,074	1,185	1,203
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(7,043)	(6,766)	(6,517)
Net premiums	$212,486	$214,967	$220,346
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2023	2022	2021
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	3,846	2,401	4,696
Policy and contract liabilities:
Affiliates	421,470	443,797	460,048
Nonaffiliates	33,465	30,758	28,786
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	118	221	303
In 2023, 2022 and 2021, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2023, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2023, there are no reinsurance

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2023, if all reinsurance agreements were cancelled.

6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $102.1 million and $36.2 million at December 31, 2023 and 2022, respectively. The tax years 2014 through 2022 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2023, in the event of future capital losses is $0.0 million, $27.6 million, and $61.2 million from 2023, 2022 and 2021, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2023
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$203,714	$8,217	$211,931
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	203,714	8,217	211,931
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	203,714	8,217	211,931
(f)	Deferred tax liabilities	168,514	51,401	219,915
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$35,200	$(43,184)	$(7,984)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

		12/31/2022
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$180,314	$13,498	$193,812
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	180,314	13,498	193,812
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	180,314	13,498	193,812
(f)	Deferred tax liabilities	167,632	36,979	204,611
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$12,682	$(23,481)	$(10,799)

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$23,400	$(5,281)	$18,119
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	23,400	(5,281)	18,119
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	23,400	(5,281)	18,119
(f)	Deferred tax liabilities	882	14,422	15,304
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$22,518	$(19,703)	$2,815

		12/31/2023
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$8,217	$8,217
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	20,977	—	20,977
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	20,977	—	20,977
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	934,023
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	182,737	—	182,737
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$203,714	$8,217	$211,931

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

		12/31/2022
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$13,498	$13,498
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	39,349	—	39,349
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	39,349	—	39,349
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	982,746
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	140,965	—	140,965
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$180,314	$13,498	$193,812

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(5,281)	$(5,281)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	(18,372)	—	(18,372)
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	(18,372)	—	(18,372)
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	(48,723)
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	41,772	—	41,772
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$23,400	$(5,281)	$18,119

	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	879%	848%

		12/31/2023
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$203,714	$8,217
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.28%	3.88%
(c)	Net admitted adjusted gross DTAs amount	$203,714	$8,217
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.28%	3.88%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

		12/31/2022
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$180,314	$13,498
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.96%
(c)	Net admitted adjusted gross DTAs amount	$180,314	$13,498
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.96%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$23,400	$(5,281)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(0.71)%	(3.08)%
(c)	Net admitted adjusted gross DTAs amount	$23,400	$(5,281)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(0.71)%	(3.08)%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2023	12/31/2022	12/31/2021
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(47,285)	$33,781	$30,114
	(b)	Foreign	196	281	199
	(c)	Subtotal	(47,089)	34,062	30,313
	(d)	Federal income tax on net capital gains	(654)	9,222	(4,798)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(47,743)	$43,284	$25,515

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2023	12/31/2022	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	31,053	30,684	369
		(4) Investments	26,058	28,658	(2,600)
		(5) Deferred acquisition costs	19,527	18,992	535
		(6) Policyholder dividends accrual	3,133	3,596	(463)
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	45,514	50,512	(4,998)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	74,438	43,517	30,921
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	3,991	4,355	(364)
		(99) Subtotal	203,714	180,314	23,400
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	203,714	180,314	23,400
	(e)	Capital
		(1) Investments	8,217	13,498	(5,281)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	8,217	13,498	(5,281)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	8,217	13,498	(5,281)
	(i)	Admitted deferred tax assets (2d + 2h)	$211,931	$193,812	$18,119

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2023	12/31/2022	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$153,049	$153,707	$(658)
		(2) Fixed assets	6,054	4,578	1,476
		(3) Deferred and uncollected premium	7,264	7,585	(321)
		(4) Policyholder reserves	1,095	1,762	(667)
		(5) Other	1,052	—	1,052
		(99) Subtotal	168,514	167,632	882
	(b)	Capital
		(1) Investments	51,401	36,979	14,422
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	51,401	36,979	14,422
	(c)	Deferred tax liabilities (3a99 + 3b99)	219,915	204,611	15,304
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(7,984)	$(10,799)	$2,815
Among the more significant book-to-tax adjustments were the following:

	12/31/2023	Effective Tax Rate	12/31/2022	Effective Tax Rate	12/31/2021	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$63,345	21.00%	$94,728	21.00%	$26,273	21.00%
Dividends received deduction	(2,781)	(0.93)	(3,577)	(0.79)	(2,613)	(2.09)
Tax credits	(195)	(0.06)	652	0.14	(1,227)	(0.98)
Other invested assets and nonadmitted change	39,127	12.97	2,072	0.46	(19,292)	(15.42)
Affiliated income	(57,750)	(19.15)	—	—	—	—
Nonadmitted pension asset	(34,098)	(11.30)	—	—	—	—
Other	(43,815)	(14.52)	(6,506)	(1.44)	(7,857)	(6.28)
Total statutory income taxes	$(36,167)	(11.99)%	$87,369	19.37%	$(4,716)	(3.77)%

Federal and foreign taxes incurred	$(47,743)	(15.83)%	$43,284	9.60%	$25,515	20.39%
Change in net deferred income taxes	11,576	3.84	44,085	9.77	(30,231)	(24.16)
Total statutory income taxes	$(36,167)	(11.99)%	$87,369	19.37%	$(4,716)	(3.77)%
At December 31, 2023, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.”

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2023 and 2022, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $703.3 million by the end of 2024 without seeking prior regulatory approval based on capital and surplus of $7,033.2 million at December 31, 2023.
The Company currently has the following outstanding surplus notes:

	2023	2022
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$497,861	$497,775
2021 Notes, 3.75% interest rate, due 2061	497,783	497,724
Total carrying value of surplus notes	$995,644	$995,499

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.
The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $44.5 million was recognized from the Notes in 2023 and 2022, respectively. Life-to-date interest expense recognized December 31, 2023, was $175.1 million. There has been no principal paid as of December 31, 2023. As of December 31, 2023, there was unapproved interest of $3.2 million related to 2023 that will come due in 2024. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2023, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2023, the Company has future commitments to provide additional capital contributions of $723.6 million to investments in joint ventures, limited partnerships and limited liability companies.
The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

policyholder obligations of National and The Lafayette Life Insurance Company (Lafayette Life), an affiliated entity which is wholly-owned by WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.
The Company has guaranteed one mortgage loan in which the borrower is an affiliated limited liability company involved in development of real estate. This guarantee has a maximum exposure to the Company of $12.8 million for 506 Phelps Holdings, LLC, in the event the real estate collateral of the affiliated limited liability company is not sufficient to cover the payment of the loan. The fair value of the real estate collateral at December 31, 2023, was approximately $33.1 million. This loan matured in February 2024.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2023, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$60,064	$—	$—	$60,064	95.9%
Not subject to discretionary withdrawal	2,541	—	—	2,541	4.1
Total individual annuity reserves (before reinsurance)	62,605	—	—	62,605	100.0%
Reinsurance ceded	58,796	—	—	58,796
Net individual annuity reserves	$3,809	$—	$—	$3,809

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,388	$—	$1,113,295	$1,115,683	100.0%
Total group annuity reserves (before reinsurance)	2,388	—	1,113,295	1,115,683	100.0%
Reinsurance ceded	2,388	—	—	2,388
Net group annuity reserves	$—	$—	$1,113,295	$1,113,295

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$191,472	$—	$—	$191,472	98.6%
Not subject to discretionary withdrawal	2,812	—	—	2,812	1.4
Total deposit-type contract liability (before reinsurance)	194,284	—	—	194,284	100.0%
Reinsurance ceded	20,123	—	—	20,123
Total deposit-type contract liability	$174,161	$—	$—	$174,161
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2023, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,804,330	3,142,811	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,538	XXX	XXX	—
Disability - active lives	XXX	XXX	4,021	XXX	XXX	—
Disability - disabled lives	XXX	XXX	18,536	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,804,330	3,168,906	—	—	—
Reinsurance Ceded	—	—	341,220	—	—	—
Net life reserves	$—	$2,804,330	$2,827,686	$—	$—	$—

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2023	2022	2023	2022
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$883,366	$1,208,163	$94,468	$154,087
Service cost	20,373	33,641	79	163
Interest cost	45,899	29,615	4,719	2,921
Contribution by plan participants	—	—	4,457	4,626
Actuarial (gain) loss	42,624	(334,481)	1,648	(55,388)
Benefits paid	(54,372)	(53,572)	(12,312)	(11,941)
Plan amendments	—	—	—	—
Settlements	(63,026)	—	—	—
Benefit obligation at end of year	$874,864	$883,366	$93,059	$94,468

Change in plan assets:
Fair value of plan assets at beginning of year	$1,070,044	$1,284,221	$—	$—
Actual return on plan assets	160,648	(160,605)	—	—
Employer contribution	—	—	7,854	7,315
Plan participants’ contributions	—	—	4,457	4,626
Benefits paid	(54,371)	(53,572)	(12,311)	(11,941)
Settlements	(63,026)	—	—	—
Fair value of plan assets at end of year	$1,113,295	$1,070,044	$—	$—

	Pension Benefits		Postretirement Medical
	2023	2022	2023	2022
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$238,431	$186,678	$(93,059)	$(94,468)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$238,431	$186,678	$(93,059)	$(94,468)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$796,625	$817,582	$93,059	$94,468

*Nonadmitted if overfunded

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

	Pension Benefits
	2023	2022	2021
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$20,373	$33,641	$35,815
Interest cost	45,899	29,615	25,031
Expected return on plan assets	(75,560)	(91,126)	(83,066)
Amount of recognized gains and losses	4,173	9,867	22,281
Amount of prior service cost recognized	531	476	(579)
Total net periodic benefit cost (benefit)	$(4,584)	$(17,527)	$(518)

	Postretirement Medical
	2023	2022	2021
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$79	$163	$248
Interest cost	4,719	2,921	2,927
Amount of recognized gains and losses	(11,306)	(6,777)	(1,838)
Amount of prior service cost recognized	—	(1,392)	(1,392)
Total net periodic benefit cost (benefit)	$(6,508)	$(5,085)	$(55)

	Pension Benefits		Postretirement Medical
	2023	2022	2023	2022
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$149,145	$242,238	$(75,546)	$(28,326)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(531)	(476)	—	1,392
Net gain and loss arising during the period	(42,464)	(82,750)	1,647	(55,388)
Net gain and loss recognized	(4,173)	(9,867)	11,306	6,777
Items not yet recognized as a component of net periodic cost - current year	$101,977	$149,145	$(62,593)	$(75,545)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2023	2022	2023	2022

Discount rate	5.46%	3.00%	5.43%	2.88%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.25%	7.25%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2023	2022	2023	2022

Discount rate	5.13%	5.46%	5.07%	5.43%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $238.4 million and $186.7 million at December 31, 2023 and 2022, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was decreased from 5.46% at December 31, 2022, to 5.13% at December 31, 2023. This resulted in a $34.2 million increase in the pension benefit obligation in 2023. The discount rate was increased from 3.00% at December 31, 2021, to 5.46% at December 31, 2022. This resulted in a $327.6 million decrease in the pension benefit obligation in 2022.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The asset allocation for the defined benefit pension plan at the end of 2023 and 2022, and the target allocation for 2023 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2023	2023	2022
Asset category:
Equity securities	60%	65%	64%
Fixed income securities	13	11	12
Short-term investments	2	—	—
Other	25	24	24
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets primarily include private real estate funds.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by utilizing significant unobservable inputs.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2023:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,209	$—	$2,209	$—
Corporate securities	103,856	—	103,856	—
Residential mortgage-backed securities	701	—	701	—
Asset-backed securities	10,936	—	10,936	—
Equity securities:
Common equity	604,439	560,335	44,104	—
Mutual funds	116,393	116,393	—	—
Preferred stock	2,765	—	2,765	—
Other invested assets:
Private equity and fixed income funds	213,350	—	213,350	—
Surplus notes	2,711	—	2,711	—
Real estate	23,734	—	—	23,734
Other assets	56,334	54,386	1,948	—
Total plan assets	$1,137,428	$731,114	$382,580	$23,734
* Includes investments using net asset value (NAV) as a practical expedient.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1		Level 2*	Level 3
	(In Thousands)
At December 31, 2022:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,040	$—		$2,040	$—
Corporate securities	112,201	—		112,201	—
Residential mortgage-backed securities	777	—		777	—
Asset-backed securities	11,843	—		11,843	—
Equity securities:
Common equity	555,090	513,330		41,760	—
Mutual funds	123,560	123,560		—	—
Preferred stock	2,597	—		2,597	—
Other invested assets:
Private equity and fixed income funds	225,570	—		225,570	—
Surplus notes	2,542	—		2,542	—
Real estate	20,321	—		20,321	—
Other assets	75,090	72,943	`	2,147	—
Total plan assets	$1,131,631	$709,833		$421,798	$—
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2023, a 5.275 percent annual rate of increase in the per capita cost of covered health care benefits is assumed for 2024. The rate was assumed to decrease gradually to 4.75 percent for 2031 and remain at that level thereafter.
At December 31, 2023, the assets of the Company’s pension include approximately $52.7 million invested in the Touchstone Family of Funds, which are administered by the Company, and $240.7 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2022, the assets of the Company’s pension include approximately $67.0 million invested in the Touchstone Family of Funds, which are administered by the Company, $251.4 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

As of December 31, 2023, future benefit payments for the pension plan are expected as follows (in millions):

2024	$53.4
2025	54.1
2026	54.6
2027	55.4
2028	56.3
Five years thereafter	295.2

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2024	$7.7
2025	7.6
2026	7.3
2027	7.1
2028	6.9
Five years thereafter	32.6
The Company did not make any contributions to the pension plan in 2023 and 2022. The Company does not expect to make contributions to the pension plan during 2024.
In 2023, the Company entered into a group annuity contract with WSLAC to transfer risk and administration costs associated with its pension benefit obligations in the amount of $54.6 million, which is included in the Settlements line in the change in projected benefits obligation table.
The Company made contributions to the postretirement medical plan of $7.9 million in 2023 and expects to contribute $69.1 million between 2024 and 2033, inclusive. The Company received no subsidies in 2023. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $5.7 million, $5.0 million, and $4.8 million for 2023, 2022 and 2021, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2023, 2022 and 2021

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2023, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$3,585	$270
Ordinary renewal	63,673	45,719
Accident and health renewal	389	324
Assumed investment type-contracts	394	394
Total	$68,041	$46,707